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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 25, 2003

                              -------------------

                                   AKORN, INC.
             (Exact name of registrant as specified in its charter)



LOUISIANA                            0-13976                 72-0717400
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                    File Number)            Identification No.)



                              2500 MILLBROOK DRIVE
                         BUFFALO GROVE, ILLINOIS 60089
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 279-6100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Akorn, Inc. ("Akorn") is filing herewith as Exhibit 99.1 its press release, dated September 25, 2003, announcing that it had entered into a Preferred Stock and Note Purchase Agreement with a group of inside and outside investors, including Dr. John Kapoor and Arjun Waney.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. The following exhibit is filed with this report:

Exhibit No.      Description of Exhibit
--------------   ------------------------
99.1             Press Release issued by Akorn, Inc., dated September 25, 2003.

99.2             Notice to Shareholders of Akorn, Inc., dated September 25, 2003.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AKORN, INC

                                         BY:  /s/ ARTHUR S. PRZYBYL
                                              ---------------------
                                              Arthur S. Przybyl
                                              Chief Executive Officer

Date: September 29, 2003


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EXHIBIT INDEX

Exhibit No.      Description of Exhibit
--------------   ------------------------
99.1             Press Release issued by Akorn, Inc., dated September 25, 2003.

99.2             Notice to Shareholders of Akorn, Inc., dated September 25, 2003.